UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06200
Schwab Investments – Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments – Schwab Global Real Estate Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: February 28, 2014

Item 1: Report(s) to Shareholders.

Annual report dated February 28, 2014, enclosed.

Schwab Global Real Estate Fundtm

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Schwab Global Real Estate Fundtm

Annual Report
February 28, 2014

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Returns for the 12 Months Ended February 28, 2014

Schwab Global Real Estate Fundtm (Ticker Symbol: SWASX)	1.78%	*

FTSE EPRA/NAREIT Global Index (Net)[1]	0.78%
Fund Category: Morningstar Global Real Estate	2.43%

Performance Details	pages 6-7

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Index ownership—“FTSE®” is trademark of the London Stock Exchange Plc (the “Exchange”) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by the Exchange, and the Exchange does not make any representation regarding the advisability of investing in shares of the fund.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[1]	Effective June 28, 2013, the fund changed its comparative index, for purposes of performance calculation, from FTSE EPRA/NAREIT Global Index (Gross) to FTSE EPRA/NAREIT Global Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[2]	Please see the fund’s prospectus for further detail and eligibility requirements.

2 Schwab Global Real Estate Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report about the Schwab Global Real Estate Fund. This fund offers shareholders exposure to global real estate securities, providing access to markets in Asia, Europe, and the Americas. Using proprietary research, the fund invests in securities of real estate companies and in companies related to the real estate industry, including real estate investment trusts and real estate operating companies.

Turning to the 12-month reporting period ended February 28, 2014, the fund returned 1.8% compared with the 0.8% return of the FTSE EPRA/NAREIT Global Index.* Global real estate securities rallied early in the period, but declined shortly thereafter amid worries about rising interest rates in the U.S. However, market sentiment shifted yet again in early 2014, allowing some real estate securities markets to recover from mid-period losses, thanks in part to healthy overall earnings and operating results by select companies.

In this environment, the performance of global real estate securities varied widely. U.K. securities were some of the better performers among developed markets, generating double-digit gains. By comparison, U.S. real estate securities finished near the middle of the pack, and securities from the emerging markets of Brazil, India, and China faced double-digit losses. The performance

 Asset Class Performance Comparison % returns during the 12 months ended 2/28/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

25.37%	S&P 500® Index: measures U.S. large-cap stocks

0.78%	FTSE EPRA/NAREIT Global Index (Net): measures (in U.S. dollars) real estate equities worldwide

19.28%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

0.15%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

*	The total return cited is for the FTSE EPRA/NAREIT Global Index (Net), which is calculated net of foreign withholding taxes. For a full definition of this index, please see the Glossary.

Schwab Global Real Estate Fund 3

From the President continued

Turning to the 12-month reporting period ended February 28, 2014, the fund returned 1.8% compared with the 0.8% return of the FTSE EPRA/NAREIT Global Index.*

of overseas currencies versus the U.S. dollar played a part in these results. European currencies generally strengthened, enhancing the returns of securities from these markets in U.S. dollar terms, while emerging market currencies generally depreciated, reducing returns in U.S. dollar terms.

For more information about the Schwab Global Real Estate Fund, please continue reading this report. In addition, you can find further details about this fund by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested. Past performance is not an indication of future results.

*	The total return cited is for the FTSE EPRA/NAREIT Global Index (Net), which is calculated net of foreign withholding taxes. For a full definition of this index, please see the Glossary.

4 Schwab Global Real Estate Fund

Fund Management

Jonas Svallin, CFA Managing Director and Head of Disciplined Active Equity Strategies, leads the portfolio management team of Schwab’s disciplined active equity funds. He also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 until 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors (ACI). Prior to joining ACI, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fund™

The Schwab Global Real Estate Fund (the fund) seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets in securities of U.S. and non-U.S. real estate companies and of companies related to the real estate industry. The fund invests globally, and as of the end of the report period, held securities in 20 countries. For more information on the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

The fund returned 1.78% for the 12-month reporting period ended February 28, 2014, outperforming the 0.78% return of the FTSE EPRA/NAREIT Global Index (Net) (the comparative index), which the fund uses for performance comparisons.

Market Performance. Global real estate securities generated slightly positive overall returns in U.S. dollar terms, with Middle Eastern and Western European markets generally outperforming, markets in Central Asia and South America generally underperforming, and the U.S. real estate securities market finishing roughly in the middle of these extremes. Within these regions, real estate securities from the U.K. and Sweden were among the better performers with double-digit gains in U.S. dollar terms, while real estate securities from Mexico and India were some of the worst performers, generating double-digit losses. The performance of overseas currencies versus the U.S. dollar played a role in these results. For example, the euro and British pound rallied versus the U.S. dollar and enhanced returns on securities in these markets in U.S. dollar terms, while Japan’s yen and Canada’s dollar depreciated versus the U.S. dollar and reduced returns on securities in their respective markets.

Positioning and Strategies. Stock selection strategies played a central role in the fund’s outperformance of the comparative index, while the fund remained more heavily invested in U.S. real estate securities than in securities from any other country, and effective strategies in the U.S. and Europe generally helped the fund overcome comparatively lackluster results in Asian and Brazilian markets.

One of the fund’s better security selections was Land Securities Group plc. Headquartered in London, the company is one of the largest property developers in the region. Rising property values in London provided a supportive backdrop, helping the fund’s holdings of Land Securities Group plc generate an approximately 50% return for the reporting period in U.S. dollar terms and outperform the broader U.K. market. As a result, the fund’s overweight in these securities enhanced the fund’s relative performance. By comparison, holdings of BR Properties S.A. in Brazil worked out less favorably for the fund. BR Properties S.A. is a real estate investment firm involved in office space, industrial warehouses, retail locations, and other commercial properties. Due in part to local companies scaling back operations to trim expenses and stubbornly high vacancy rates, shares of BR Properties S.A. returned roughly -40% for the fund in U.S. dollar terms. When combined with the fund’s overweight relative to the comparative index, these holdings reduced the fund’s relative performance more than many other positions.

Approximately 47% of the fund was invested in the U.S., where real estate security returns fluctuated during the period amid concerns about a potential policy shift by the Federal Reserve. Within the U.S., the fund overweighted securities of SL Green Realty Corporation, a company within the Office REIT sub-industry that acquires, owns, and manages office properties in New York. The fund’s holdings of SL Green Realty Corporation returned approximately 24% for the reporting period, benefitting from rising demand for office space in one of the most expensive property markets in the U.S., and outperforming the broader U.S. real estate securities market. However, some U.S. stock selections were less successful, with the fund’s overweight in securities issued by HCP, Inc. representing one example. HCP, Inc. is a REIT that primarily invests in real estate related to the Health Care sector, which was an area of the U.S. REIT market that generated negative returns for the reporting period. The fund’s holdings of HCP, Inc. returned roughly -17%, and when combined with the fund’s overweight relative to the comparative index, reduced the fund’s relative performance.

As of 02/28/14:

 Statistics

Number of Holdings	115
Weighted Average Market Cap ($ x 1,000,000)	$11,258
Price/Earnings Ratio (P/E)	15.8
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	98%

 Industry Weightings % of Investments

Real Estate Management & Development	27.3%
Retail REITs	18.1%
Diversified REITs	14.2%
Specialized REITs	13.9%
Residential REITs	10.1%
Office REITs	9.2%
Industrial REITs	3.7%
Homebuilding	1.3%
Hotels, Resorts & Cruise Lines	1.0%
Short-Term Investments	1.2%
Total	100.0%

 Top Holdings % of Net Assets1

Simon Property Group, Inc.	4.7%
Land Securities Group plc	3.1%
Ventas, Inc.	3.0%
SL Green Realty Corp.	2.8%
Host Hotels & Resorts, Inc.	2.7%
Equity Residential	2.6%
Mitsubishi Estate Co., Ltd.	2.6%
Mitsui Fudosan Co., Ltd.	2.6%
IMMOFINANZ AG	2.3%
Essex Property Trust, Inc.	2.2%
Total	28.6%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance and Fund Facts as of 02/28/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

May 31, 2007 – February 28, 2014
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year		5 Years	Since Inception

Fund: Schwab Global Real Estate Fundtm (5/31/07)	1.78%	*	22.24%	-0.96%
FTSE EPRA/NAREIT Global Index (Net)[4]	0.78%		23.00%	n/a
FTSE EPRA/NAREIT Global Index (Gross)[4]	1.45%		23.80%	-0.38%
Global Real Estate Spliced Index[5]	0.78%		23.00%	-0.91%
Fund Category: Morningstar Global Real Estate	2.43%		21.56%	-1.56%

Fund Expense Ratios6: Net 1.05%; Gross 1.16%

 Country Weightings % of Investments

United States	46.9%
Japan	11.1%
United Kingdom	7.4%
Australia	5.0%
Hong Kong	4.8%
Singapore	4.3%
Germany	4.1%
China	3.2%
Canada	3.1%
Austria	2.5%
Other Countries	7.6%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Small-company stocks are subject to greater volatility than many other asset classes.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

Index ownership—“FTSE®” is trademark of the London Stock Exchange Group companies (the “Exchange”) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by the Exchange, and the Exchange does not make any representation regarding the advisability of investing in shares of the fund.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 28, 2009, is that of the fund’s former Select Shares.
[4]	Effective June 28, 2013, the fund changed its comparative index, for purposes of performance calculation, from FTSE EPRA/NAREIT Global Index (Gross) to FTSE EPRA/NAREIT Global Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes. No “Since Inception” performance is presented for the FTSE EPRA/NAREIT Global Index (Net) as the index inception was subsequent to the fund’s inception.
[5]	The Global Real Estate Spliced Index is comprised of the FTSE/EPRA NAREIT Global Index (Gross) from inception of the Fund until the close of business on October 31, 2008, and the FTSE/EPRA NAREIT Global Index (Net) from November 1, 2008 (its inception) thereafter.
[6]	As stated in the fund’s prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and, (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2013 and held through February 28, 2014.

Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 9/1/13	at 2/28/14	9/1/13–2/28/14

Schwab Global Real Estate Fundtm
Actual Return	1.05%	$1,000.00	$1,101.00	$5.47
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.59	$5.26

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund™

Financial Statements

Financial Highlights

	3/1/13–	3/1/12–	3/1/11–	3/1/10–	3/1/09–
	2/28/14	2/28/13	2/29/12	2/28/11	2/28/10[1]

Per-Share Data ($)

Net asset value at beginning of period	6.94	6.32	6.69	5.71	3.27

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14	0.12	0.19	0.16
Net realized and unrealized gains (losses)	(0.03)	0.89	(0.27)	1.28	2.64

Total from investment operations	0.10	1.03	(0.15)	1.47	2.80
Less distributions:
Distributions from net investment income	(0.26)	(0.41)	(0.22)	(0.49)	(0.36)

Net asset value at end of period	6.78	6.94	6.32	6.69	5.71

Total return (%)	1.63	16.64	(2.13)	26.70	86.27

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05	1.05	1.05	1.07 [2]
Gross operating expenses	1.17	1.16	1.18	1.20	1.30
Net investment income (loss)	1.90	1.70	1.79	2.29	2.31
Portfolio turnover rate	98	128	120	129	115
Net assets, end of period ($ x 1,000,000)	237	233	198	200	147

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 The ratio of net operating expenses would have been 1.05% if certain non-routine expenses (proxy and tax expense) had not been incurred.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of February 28, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.6%	Common Stock	212,455,928	234,154,143
1.2%	Short-Term Investments	2,780,669	2,780,669

99.8%	Total Investments	215,236,597	236,934,812
0.2%	Other Assets and Liabilities, Net		445,917

100.0%	Net Assets		237,380,729

	Number	Value
Security	of Shares	($)

Common Stock 98.6% of net assets

Australia 4.9%

Real Estate 4.9%
Abacus Property Group	614,989	1,268,828
Australand Property Group	667,665	2,334,718
CFS Retail Property Trust Group	762,300	1,342,162
GPT Group	524,496	1,744,258
Westfield Group	271,624	2,494,900
Westfield Retail Trust	909,041	2,526,566

		11,711,432

Austria 2.5%

Real Estate 2.5%
Conwert Immobilien Invest SE *	29,900	408,170
IMMOFINANZ AG *	1,083,400	5,482,320

		5,890,490

Brazil 0.6%

Real Estate 0.6%
BR Properties S.A.	182,500	1,323,281

Canada 3.1%

Real Estate 3.1%
Boardwalk Real Estate Investment Trust	9,979	536,575
Canadian Apartment Properties Real Estate Investment Trust	184,314	3,640,339
Cominar Real Estate Investment Trust	94,900	1,552,956
Morguard Real Estate Investment Trust	21,300	320,471
RioCan Real Estate Investment Trust	58,100	1,377,862

		7,428,203

China 3.2%

Real Estate 3.2%
Agile Property Holdings Ltd.	1,283,700	1,098,936
Beijing Capital Land Ltd., Class H	951,300	390,342
Greentown China Holdings Ltd.	719,300	943,803
Guangzhou R&F Properties Co., Ltd., Class H	933,400	1,269,144
SOHO China Ltd.	4,973,000	3,771,298
Sunac China Holdings Ltd.	374,700	198,928

		7,672,451

France 2.2%

Real Estate 2.2%
Fonciere des Regions	19,000	1,780,726
Unibail-Rodamco SE	13,437	3,537,036

		5,317,762

Germany 4.1%

Real Estate 4.1%
Alstria Office REIT AG *	179,239	2,490,118
Deutsche Euroshop AG	47,800	2,147,021
Deutsche Wohnen AG	11,710	248,037
DIC Asset AG	182,800	1,725,333
Patrizia Immobilien AG *	82,500	924,830
TAG Immobilien AG	172,900	2,182,449

		9,717,788

Hong Kong 4.8%

Real Estate 4.8%
China Overseas Land & Investment Ltd.	406,200	1,094,746
China Resources Land Ltd.	86,600	196,434
Franshion Properties China Ltd.	1,598,000	497,086
Hysan Development Co., Ltd.	676,900	2,830,661
Kerry Properties Ltd.	409,600	1,352,321
Shimao Property Holdings Ltd.	398,300	803,486
Swire Properties Ltd.	1,521,400	4,055,805
The Link REIT	115,400	537,533

		11,368,072

Indonesia 0.8%

Real Estate 0.8%
PT Pakuwon Jati Tbk	41,604,000	1,187,253
PT Summarecon Agung Tbk	8,744,800	759,672

		1,946,925

Israel 0.6%

Real Estate 0.6%
Azrieli Group	41,206	1,356,386

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Japan 11.1%

Real Estate 11.1%
Aeon Mall Co., Ltd.	18,830	522,856
Daiwa House Industry Co., Ltd.	84,300	1,534,324
Daiwa Office Investment Corp.	100	493,649
Global One Real Estate Investment Corp.	200	1,360,650
Goldcrest Co., Ltd.	74,600	1,645,905
Hankyu REIT, Inc.	383	2,013,112
Japan Hotel REIT Investment Corp.	1,343	659,333
Japan Logistics Fund, Inc.	1,145	2,566,414
Mitsubishi Estate Co., Ltd.	262,321	6,221,739
Mitsui Fudosan Co., Ltd.	202,500	6,053,290
Sumitomo Realty & Development Co., Ltd.	55,500	2,242,453
Top REIT, Inc.	200	921,250

		26,234,975

Netherlands 1.0%

Real Estate 1.0%
Corio N.V.	13,500	632,335
Eurocommercial Properties N.V.	37,100	1,671,525

		2,303,860

Philippines 0.6%

Real Estate 0.6%
Megaworld Corp.	15,881,000	1,499,337

Singapore 4.2%

Real Estate 4.2%
CapitaCommercial Trust	2,587,200	2,993,158
CapitaLand Ltd.	505,000	1,136,984
CDL Hospitality Trusts	1,140,200	1,468,864
UOL Group Ltd.	575,600	2,780,658
Wing Tai Holdings Ltd.	641,400	937,033
Yanlord Land Group Ltd.	722,000	638,745

		9,955,442

South Africa 0.2%

Real Estate 0.2%
SA Corporate Real Estate Fund Nominees Pty Ltd.	1,157,811	413,157

Sweden 0.6%

Real Estate 0.6%
Hufvudstaden AB, A Shares	92,454	1,387,258

Turkey 0.8%

Real Estate 0.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,256,999	1,281,303
Is Gayrimenkul Yatirim Ortakligi A/S	1,208,713	692,285

		1,973,588

United Arab Emirates 0.2%

Real Estate 0.2%
Emaar Properties PJSC	187,300	466,611

United Kingdom 7.4%

Consumer Durables & Apparel 0.2%
Barratt Developments plc	67,500	496,767

Consumer Services 0.3%
Millennium & Copthorne Hotels plc	78,059	763,023

Real Estate 6.9%
British Land Co., plc	138,840	1,620,540
Grainger plc	350,300	1,440,478
Intu Properties plc	686,300	3,731,760
Land Securities Group plc	409,102	7,440,898
Safestore Holdings plc	375,300	1,494,161
Segro plc	103,256	617,069

		16,344,906

		17,604,696

United States 45.7%

Consumer Durables & Apparel 0.4%
Lennar Corp., Class A	19,700	864,436

Consumer Services 0.7%
Marriott International, Inc., Class A	33,300	1,805,859

Real Estate 44.6%
American Assets Trust, Inc.	90,900	3,006,063
BioMed Realty Trust, Inc.	191,100	3,951,948
Boston Properties, Inc.	20,851	2,344,278
Chesapeake Lodging Trust	96,400	2,511,220
DDR Corp.	59,000	980,580
Duke Realty Corp.	117,680	1,977,024
Empire State Realty Trust, Inc., Class A	83,800	1,283,816
EPR Properties	21,200	1,129,112
Equity Lifestyle Properties, Inc.	41,600	1,674,400
Equity Residential	107,300	6,273,831
Essex Property Trust, Inc.	31,066	5,195,789
Excel Trust, Inc.	183,800	2,303,014
Extra Space Storage, Inc.	57,100	2,803,610
First Industrial Realty Trust, Inc.	213,100	4,100,044
General Growth Properties, Inc.	52,100	1,147,242
HCP, Inc.	120,848	4,685,277
Home Properties, Inc.	27,800	1,638,532
Host Hotels & Resorts, Inc.	327,353	6,439,034
Kimco Realty Corp.	57,200	1,273,272
LaSalle Hotel Properties	22,208	695,999
Mack-Cali Realty Corp.	70,300	1,564,175
Prologis, Inc.	35,171	1,448,693
Public Storage	21,300	3,599,700
Rayonier, Inc.	26,100	1,229,049
Select Income REIT	107,300	3,127,795

See financial notes 11

 Schwab Global Real Estate Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Senior Housing Properties Trust	19,400	432,620
Simon Property Group, Inc.	69,581	11,222,719
SL Green Realty Corp.	67,500	6,704,775
Sovran Self Storage, Inc.	3,500	258,965
Tanger Factory Outlet Centers, Inc.	7,600	260,756
Taubman Centers, Inc.	12,600	887,670
The Macerich Co.	60,400	3,631,852
UDR, Inc.	140,503	3,626,382
Ventas, Inc.	112,067	6,996,343
Vornado Realty Trust	25,322	2,438,255
Weingarten Realty Investors	100,600	3,068,300

		105,912,134

		108,582,429

Total Common Stock
(Cost $212,455,928)		234,154,143

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 1.2% of net assets

Time Deposits 1.1%
Australia & New Zealand Banking Group Ltd.
US Dollar
0.03%, 03/03/14	2,344,663	2,344,663
Brown Brothers Harriman
Singapore Dollar
0.01%, 03/03/14	154,437	121,830
Wells Fargo
Australian Dollar
1.49%, 03/03/14	240,016	214,178

		2,680,671

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.01%, 03/20/14 (a)(b)	30,000	30,000
0.02%, 03/20/14 (a)(b)	40,000	39,999
0.06%, 03/20/14 (a)(b)	30,000	29,999

		99,998

Total Short-Term Investments
(Cost $2,780,669)		2,780,669

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $222,785,154 and the unrealized appreciation and depreciation were $22,886,596 and ($8,736,938), respectively, with a net unrealized appreciation of $14,149,658.

As of 02/28/14, the values of certain foreign securities held by the fund aggregating $111,970,336 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the Board of Trustees. (See financial note 2(a) for additional information).

*	Non-income producing security.
(a)	The rate shown is the purchase yield.
(b)	All or a portion of this security is held as collateral for open futures contracts.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 02/28/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 03/21/14	21	1,950,480	10,252

12 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2014 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$116,010,632	$—	$—	$116,010,632
Australia[1]	—	11,711,432	—	11,711,432
Austria
Real Estate	408,170	5,482,320	—	5,890,490
Brazil[1]	—	1,323,281	—	1,323,281
China[1]	—	7,672,451	—	7,672,451
France
Real Estate	1,780,726	3,537,036	—	5,317,762
Germany
Real Estate	2,490,118	7,227,670	—	9,717,788
Hong Kong[1]	—	11,368,072	—	11,368,072
Indonesia[1]	—	1,946,925	—	1,946,925
Israel[1]	—	1,356,386	—	1,356,386
Japan[1]	—	26,234,975	—	26,234,975
Netherlands[1]	—	2,303,860	—	2,303,860
Philippines[1]	—	1,499,337	—	1,499,337
Singapore[1]	—	9,955,442	—	9,955,442
South Africa[1]	—	413,157	—	413,157
Sweden[1]	—	1,387,258	—	1,387,258
Turkey[1]	—	1,973,588	—	1,973,588
United Arab Emirates[1]	—	466,611	—	466,611
United Kingdom
Consumer Durables & Apparel	—	496,767	—	496,767
Consumer Services	—	763,023	—	763,023
Real Estate	1,494,161	14,850,745	—	16,344,906
Short-Term Investments[1]	—	2,780,669	—	2,780,669

Total	$122,183,807	$114,751,005	$—	$236,934,812

Other Financial Instruments
Futures Contracts[2]	$10,252	$—	$—	$10,252

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $746,923 from Level 1 to Level 2 for the period ended February 28, 2014. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

See financial notes 13

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of February 28, 2014

Assets

Investments, at value (cost $215,236,597)		$236,934,812
Foreign currency, at value (cost $619,626)		617,723
Receivables:
Dividends		178,861
Fund shares sold		108,692
Foreign tax reclaims		17,384
Variation margin on futures contracts		3,885
Interest		2
Prepaid expenses	+	2,257

Total assets		237,863,616

Liabilities

Payables:
Investment adviser and administrator fees		13,822
Shareholder service fees		5,097
Independent trustees’ fees		1
Fund shares redeemed		418,788
Accrued expenses	+	45,179

Total liabilities		482,887

Net Assets

Total assets		237,863,616
Total liabilities	−	482,887

Net assets		$237,380,729

Net Assets by Source
Capital received from investors		331,675,071
Distributions in excess of net investment income		(3,506,809)
Net realized capital losses		(112,495,461)
Net unrealized capital appreciation		21,707,928

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$237,380,729		35,023,571		$6.78

14 See financial notes

 Schwab Global Real Estate Fund

Statement of
Operations
For the period March 1, 2013 through February 28, 2014

Investment Income

Dividends (net of foreign withholding tax of $339,173)		$6,947,996
Interest	+	965

Total investment income		6,948,961

Expenses

Investment adviser fees		1,813,498
Shareholder service fees		580,844
Professional fees		68,864
Portfolio accounting fees		68,826
Custodian fees		63,450
Shareholder reports		57,844
Registration fees		37,320
Transfer agent fees		27,311
Independent trustees’ fees		9,252
Interest expense		298
Other expenses	+	25,366

Total expenses		2,752,873
Expense reduction by CSIM and its affiliates	−	279,623

Net expenses	−	2,473,250

Net investment income		4,475,711

Realized and Unrealized Gains (Losses)

Net realized gains on investments		10,854,030
Net realized gains on futures contracts		407,697
Net realized losses on foreign currency transactions	+	(81,384)

Net realized gains		11,180,343
Net change in unrealized appreciation (depreciation) on investments		(11,775,645)
Net change in unrealized appreciation (depreciation) on futures contracts		(86,496)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	5,598

Net change in unrealized appreciation (depreciation)	+	(11,856,543)

Net realized and unrealized losses		(676,200)

Increase in net assets resulting from operations		$3,799,511

See financial notes 15

 Schwab Global Real Estate Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

3/1/13-2/28/14			3/1/12-2/28/13
Net investment income		$4,475,711	$3,561,198
Net realized gains		11,180,343	20,331,765
Net change in unrealized appreciation (depreciation)	+	(11,856,543)	8,418,522

Increase in net assets from operations		3,799,511	32,311,485

Distributions to Shareholders

Distributions from net investment income		($9,145,136)	($12,846,685)

Transactions in Fund Shares

		3/1/13-2/28/14		3/1/12-2/28/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,194,727	$62,210,450	6,313,389	$42,092,531
Shares reinvested		633,810	4,187,491	968,980	6,418,413
Shares redeemed	+	(8,407,709)	(56,726,661)	(4,958,944)	(32,711,806)

Net transactions in fund shares		1,420,828	$9,671,280	2,323,425	$15,799,138

Shares Outstanding and Net Assets

		3/1/13-2/28/14		3/1/12-2/28/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,602,743	$233,055,074	31,279,318	$197,791,136
Total increase	+	1,420,828	4,325,655	2,323,425	35,263,938

End of period		35,023,571	$237,380,729	33,602,743	$233,055,074

Distributions in excess of net investment income			($3,506,809)		($4,671,317)

16 See financial notes

 Schwab Global Real Estate Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)	Schwab GNMA Fund
Schwab Global Real Estate Fund	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Short-Term Bond Market Fund	Schwab Tax-Free Bond Fund
Schwab Intermediate-Term Bond Fund	Schwab California Tax-Free Bond Fund
Schwab Total Bond Market Fund	Schwab 1000 Index Fund

Schwab Global Real Estate Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures contracts (“futures”) and forward foreign currency exchange contracts (“forwards”): Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the fund’s investments as of February 28, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Real Estate Investment Trusts: The fund may own shares of real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from U.S. REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual U.S. REITs or realized gains on investments, respectively.

Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a “passive foreign investment company” (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. Costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

As of February 28, 2014, the fund did not have any securities on loan.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Foreign Taxes:

The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2014, if any, are reflected in the fund’s Statement of Assets and Liabilities.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk. Even the larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

Real Estate Investment Risk. Although the fund does not invest directly in real estate, the fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; default by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures: and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Geographic Risk. To the extent the fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political, and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a

 Schwab Global Real Estate Fund

Financial Notes (continued)

3. Risk Factors (continued):

convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage. However, these risks are less severe when the fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. Certain fund transactions, such as derivatives, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

Exchange-Traded Fund Risk. When the fund invests in an exchange-traded fund (ETF), it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”) to 1.05%.

 Schwab Global Real Estate Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of the fund that are owned by other Schwab funds as of February 28, 2014:

Schwab Target Funds:
Schwab Target 2010 Fund	0.5%
Schwab Target 2015 Fund	0.9%
Schwab Target 2020 Fund	5.5%
Schwab Target 2025 Fund	4.1%
Schwab Target 2030 Fund	10.7%
Schwab Target 2035 Fund	4.1%
Schwab Target 2040 Fund	13.0%
Schwab Target 2045 Fund	0.5%
Schwab Target 2050 Fund	0.4%
Schwab Target 2055 Fund	0.2%

Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.4%
Schwab Monthly Income Fund — Enhanced Payout	1.9%
Schwab Monthly Income Fund — Maximum Payout	0.6%

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:

The fund entered into equity index futures contracts (“futures”) during the report period. The fund invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at February 28, 2014 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized/unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the fund was $1,556,304 and the month-end average number of contracts held was 19.

 Schwab Global Real Estate Fund

Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended February 28, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$235,717,212	$227,069,415

9. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(3/1/13-2/28/14)	(3/1/12-2/28/13)

$4,534	$10,588

10. Federal Income Taxes:

As of February 28, 2014, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$2,717,535
Undistributed long-term capital gains	—
Unrealized appreciation on investments	22,886,596
Unrealized depreciation on investments	(8,736,938)
Other unrealized appreciation (depreciation)	(539)

Net unrealized appreciation (depreciation)	$14,149,119

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and PFICs.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2014, the fund had capital loss carryforwards available to offset future net capital gains before the expiration dates:

Expiration Date

February 28, 2017	$49,402,894
February 28, 2018	60,285,041

Total	$109,687,935

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2014, the fund had $1,473,061 capital losses deferred and had capital losses utilized in the amount of $5,524,466.

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

Current period distributions
Ordinary income	$9,145,136
Long-term capital gains	—
Return of capital	—

Prior period distributions
Ordinary income	$12,846,685
Long-term capital gains	—
Return of capital	—

 Schwab Global Real Estate Fund

Financial Notes (continued)

10. Federal Income Taxes (continued):

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as PFICs, non-U.S. currency gains and losses, and capital losses related to wash sales. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of February 28, 2014, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	5,833,933
Net realized capital gains (losses)	(5,833,933)

As of February 28, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2014, the fund did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Global Real Estate Fund (one of the funds constituting Schwab Investments, hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 17, 2014

Other Federal Tax Information (unaudited)

For the period ended February 28, 2014, the fund designated $813,290 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

The fund may elect to pass on the benefits of the foreign tax credit of $271,067 to its shareholders for the period ended February 28, 2014. The respective foreign source income of the fund is $4,677,833.

For corporate shareholders, 0.27% of the fund’s dividend distributions paid during the fiscal year ended February 28, 2014, qualify for the corporate dividends received deduction.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Investments since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Investments since 2011.)	Retired. Formerly, Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012-present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present)
Director, Oneok, Inc. (2009 – present)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Investments since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of about 34 countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

real estate investment trust (REIT) Real estate companies that own and commonly operate income producing commercial and/or residential real estate.

real estate operating companies (REOC) Real estate companies that engage in the development, management or financing of real estate.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

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 THIS IS NOT PART OF THE SHAREHOLDER REPORT

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Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR41206-06
00113728

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, John F. Cogan and Kiran M. Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Cogan and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of nine series. One series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1; seven series have a fiscal year-end of August 31; and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the nine series, based on their respective 2014 and 2013 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees

2014:	$325,970	2013:	$317,610

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:

2014:	$20,511	2013:	$20,511
Nature of these services: tax provision review.
In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:

2014:	$22,671	2013:	$22,671
Nature of these services: preparation and review of tax returns.
In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:

2014:	$2,961	2013:	$3,214
Nature of these services:
•	Review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2014:	$46,143	2013:	$46,396
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s chief executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2)	Separate certifications for Registrant’s chief executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s chief executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments — Schwab Global Real Estate Fund

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	April 14, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	April 14, 2014

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	April 14, 2014